Commitments and Contingencies (Details Narrative)	1 Months Ended
Oct. 15, 2020 USD ($) $ / shares shares
Underwriting Agreement [Member]
Underwriting discount, per unit | $ / shares	$ 0.20
Underwriting discount amount	$ 1,000,000
Deferred fee, per unit | $ / shares	$ 0.35
Deferred fee amount	$ 1,800,000
Agreement description	The underwriters will be entitled to an underwriting discount of $0.20 per Unit, or $1.0 million in the aggregate (or approximately $1.2 million in the aggregate if the underwriters' over-allotment option is exercised in full), payable upon the closing of the Proposed Public Offering. In addition, the underwriters will be entitled to a deferred fee of $0.35 per Unit, or approximately $1.8 million in the aggregate (or approximately $2.0 million in the aggregate if the underwriters' over-allotment option is exercised in full). The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
Underwriting Agreement [Member] | Kingswood-Representative [Member]
Shares issued during the period | shares	50,000
Proposed Public Offering [Member]
Over allotments description	The Company will grant the underwriters a 45-day option from the date of the final prospectus relating to the Proposed Public Offering to purchase up to 750,000 additional Units to cover over-allotments, if any, at the Proposed Public Offering price, less underwriting discounts and commissions.
Shares issued during the period | shares	5,000,000
Over-Allotment Option [Member]
Shares issued during the period | shares	5,750,000
Over-Allotment Option [Member] | Underwriting Agreement [Member]
Underwriting discount amount	$ 1,200,000
Deferred fee amount	$ 2,000,000